Statements of Cash Flows (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Dec. 31, 2014	Dec. 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (46,553)	$ (6,105)	$ (101,223)	$ (104,973)
Adjustments to reconcile net loss to net cash provided by (used for) operations:
Amortization expense	5,025	5,025	20,100	20,100
Increase (decrease) in credit card payable		(50)	(50)	35,879
Net cash provided (used) by operating activities	(41,528)	(1,130)	(81,173)	(48,994)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in Due to stockholder	3,000	40	(5,700)	(11,437)
Proceeds from increase to additional paid-in capital	3,800		19,700	500
Issuance of common stock	33,700	1,000	70,100	57,550
Net cash provided (used) by financing activities	40,500	1,040	84,100	46,613
NET INCREASE (DECREASE) IN CASH	(1,028)	(90)	2,927	(2,381)
CASH - beginning of year	3,046	119	119	2,500
CASH - end of year	2,019	29	3,046	119
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the year for income taxes